Edison International Reports 2003 Financial Results - Part II

EDISON INTERNATIONAL
               SUMMARY OF CONSOLIDATED EARNINGS
                          (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                       QUARTER ENDED DECEMBER 31,           YEAR TO DATE DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------------
                                                             2003              2002              2003               2002
-------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                          $ 1,859           $ 1,951            $ 8,853           $ 8,705
NONUTILITY POWER GENERATION                                   768               586              3,181             2,750
FINANCIAL SERVICES AND OTHER                                   28               (69)               101                33
-------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                     2,655             2,468             12,135            11,488
-------------------------------------------------------------------------------------------------------------------------
FUEL                                                          326               296              1,338             1,186
PURCHASED POWER                                               599               401              2,786             2,016
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET             (4)              450              1,138             1,502
OTHER OPERATION AND MAINTENANCE                               938               858              3,389             3,156
ASSET IMPAIRMENT                                               53                 -                304                86
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                358               270              1,184             1,030
PROPERTY AND OTHER TAXES                                       54                35                210               145
NET (GAIN)/LOSS ON SALE OF UTILITY PLANT                        -                 2                 (5)               (5)
-------------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                    2,324             2,312             10,344             9,116
-------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                              331               156              1,791             2,372
INTEREST AND DIVIDEND INCOME                                   13                61                127               287
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                          75                42                353               249
OTHER NONOPERATING INCOME                                      52                64                124                97
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                (319)             (301)            (1,194)           (1,283)
OTHER NONOPERATING DEDUCTIONS                                 (44)              (28)              (116)              (81)
DIVIDENDS ON PREFERRED SECURITIES
    SUBJECT TO MANDATORY REDEMPTION                            (3)              (28)               (87)             (109)
DIVIDENDS ON UTILITY PREFERRED STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                        (1)               (1)                (6)               (6)
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE TAX                  104               (35)               992             1,526
INCOME TAX (BENEFIT)                                          (90)              (91)               213               391
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                             194                56                779             1,135
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                3               (80)                51               (58)
-------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE                               197               (24)               830             1,077
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX             -                 -                 (9)                -
-------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                  $ 197             $ (24)             $ 821           $ 1,077
=========================================================================================================================

WEIGHTED-AVERAGE SHARES OF
    COMMON STOCK OUTSTANDING                                  326               326                326               326

BASIC EARNINGS (LOSS) PER SHARE:
CONTINUING OPERATIONS                                      $ 0.59            $ 0.18             $ 2.39            $ 3.49
DISCONTINUED OPERATIONS                                      0.01             (0.25)              0.16             (0.18)
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                          -                 -              (0.03)                -
                                                      ------------   ---------------   ----------------   ---------------
TOTAL                                                      $ 0.60           $ (0.07)            $ 2.52            $ 3.31
                                                      ============   ===============   ================   ===============

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                             329               328                329               328

DILUTED EARNINGS (LOSS) PER SHARE:
CONTINUING OPERATIONS                                      $ 0.59            $ 0.17             $ 2.37            $ 3.46
DISCONTINUED OPERATIONS                                      0.01             (0.24)              0.16             (0.18)
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                          -                 -              (0.03)                -
                                                      ------------   ---------------   ----------------   ---------------
TOTAL                                                      $ 0.60           $ (0.07)            $ 2.50            $ 3.28
                                                      ============   ===============   ================   ===============

DIVIDENDS DECLARED PER COMMON SHARE                        $ 0.20               $ -             $ 0.20               $ -

EDISON INTERNATIONAL
Financial Overview
December 31, 2003

UNAUDITED
---------
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)
------------------------------------------
                                                         Fourth Quarter        Year Ended
                                                         --------------        ----------
                                           2003         2002          2003         2002
                                           ----         ----          ----         ----
Assets                                     $34,615      $32,936       $34,615      $32,936
Common Equity                               $5,383       $4,437        $5,383       $4,437
Revenue                                     $2,655       $2,468       $12,135      $11,488
Earnings (Loss)*                              $197         $(24)         $821       $1,077
Earnings (Loss) Per Share*                   $0.60       $(0.07)        $2.52        $3.31
Book Value Per Share                        $16.52       $13.62        $16.52       $13.62
*includes parent company and discontinued operations

SOUTHERN CALIFORNIA EDISON (Electric Utility)
---------------------------------------------
                                                         Fourth Quarter        Year Ended
                                                         --------------        ----------
                                           2003         2002          2003         2002
                                           ----         ----          ----         ----
Assets                                     $18,119      $17,966       $18,119      $17,966
Common Equity                               $4,355       $4,384        $4,355       $4,384
Revenue                                     $1,859       $1,951        $8,853       $8,705
Earnings                                      $222         $153          $922       $1,228
Earnings Per Share                           $0.68        $0.47         $2.83        $3.77

EDISON MISSION ENERGY (Nonutility Power Generation)
---------------------------------------------------
                                                         Fourth Quarter        Year Ended
                                                         --------------        ----------
                                           2003         2002          2003         2002
                                           ----         ----          ----         ----
Assets                                     $12,078      $11,092       $12,078      $11,092
Common Equity*                              $1,903       $1,693        $1,903       $1,693
Revenue                                       $769         $586        $3,181       $2,750
Earnings (Loss)                                 $3         $(91)          $20          $25
Earnings (Loss) Per Share                    $0.01       $(0.28)        $0.06        $0.08
*includes discontinued operations in 2002 only

EDISON CAPITAL (Capital and Financial Services Provider)
--------------------------------------------------------
                                                         Fourth Quarter        Year Ended
                                                         --------------        ----------
                                              2003         2002          2003         2002
                                              ----         ----          ----         ----
Assets                                      $3,418       $3,479        $3,418       $3,479
Common Equity                                 $615         $781          $615         $781
Revenue                                        $23         $(74)          $88           $7
Earnings (Loss)                                $16         $(25)          $57          $33
Earnings (Loss) Per Share                    $0.05       $(0.08)        $0.17        $0.10

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
December 31, 2003

                                                                     QUARTER ENDED DECEMBER 31, 2003
                                                                     -------------------------------
                                                                             INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                  -----------------------------------------------

RESIDENTIAL                                           6,708,243           647,822        10.69
AGRICULTURAL                                            257,372            26,989        11.71
COMMERCIAL                                            9,305,441           380,250         4.26
INDUSTRIAL                                            2,691,907          (165,717)       (5.80)
PUBLIC AUTHORITIES                                    1,554,770            21,693         1.41
RAILROADS & RAILWAYS                                     11,821            (3,872)      (24.67)
INTERDEPARTMENTAL                                           132                58        78.38
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        20,529,686           907,223         4.62

RESALE SALES                                          3,811,714         3,807,324            *
                                                ----------------------------------
                                                ----------------------------------
  TOTAL KWH SALES                                    24,341,400         4,714,547        24.02
                                                ==================================

      *over 200%

                                                                      YEAR ENDED DECEMBER 31, 2003
                                                                      ----------------------------
                                                                          INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                          27,194,330         2,110,761         8.41
AGRICULTURAL                                          1,102,662           (85,482)       (7.19)
COMMERCIAL                                           36,978,411         1,379,111         3.87
INDUSTRIAL                                           10,770,036          (820,107)       (7.08)
PUBLIC AUTHORITIES                                    6,083,677           (54,683)       (0.89)
RAILROADS & RAILWAYS                                     57,949            (3,509)       (5.71)
INTERDEPARTMENTAL                                           436               131        42.95
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        82,187,501         2,526,222         3.17

RESALE SALES                                         11,638,409        11,606,935            *
                                                ----------------------------------
                                                ----------------------------------
  TOTAL KWH SALES                                    93,825,910        14,133,157        17.73
                                                ==================================

      *over 200%